UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2003

ASYST TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-22430 (Commission File No.)	94-2942251 (IRS Employer Identification No.)

48761 Kato Road
Fremont, California 94538
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 661-5000

ITEM 8. CHANGE IN FISCAL YEAR
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 8. CHANGE IN FISCAL YEAR

     On July 22, 2003 the registrant’s board of directors approved a change in the registrant’s fiscal year end from March 31 to the last Saturday in March, beginning with the registrant’s 2004 fiscal year. In light of the short duration of the transition period created by this change, no transition report will be filed. The closing dates for the first three quarters in future fiscal years will remain unchanged.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 29, 2003, the registrant issued a press release addressing results for its first fiscal quarter ended June 30, 2003. In conjunction with that press release, the registrant conducted a conference call on July 29, 2003 to discuss those preliminary results with investors and financial analysts.

     That press release, dated July 29, 2003 and titled “Asyst Technologies Reports Results for First Quarter of Fiscal 2004” is attached hereto as Exhibit 99.1. A transcript of that conference call is attached hereto as Exhibit 99.2.

     The information in this Current Report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements regarding expectations as to timing and amount of sales, margin, cost savings, market conditions, cash flow, tax benefit, restructuring costs and other future events. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, those associated with the cyclical nature of the semiconductor industry, registrant’s ability to secure additional financing to meet its future financial needs, competition, the concentration of the registrant’s customer base and outsourcing of registrant’s manufacturing. More information about Asyst and these and other risks related to Asyst is detailed in Asyst’s most recent annual report on Form 10-K for the fiscal year ended March 31, 2003 as filed with the Securities and Exchange Commission. Asyst does not undertake an obligation to update forward-looking statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2003		ASYST TECHNOLOGIES, INC.

	By:	/s/ Geoffrey G. Ribar
Geoffrey G. Ribar
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release titled “Asyst Technologies Reports Results for First Quarter of Fiscal 2004” dated July 29, 2003.

99.2	Transcript of conference call conducted by the registrant on July 29, 2003.